UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________

FORM 8-K
CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (date of earliest event reported):   May 11, 2004

Peoples Bancorp of North Carolina, Inc.
         (Exact Name of Registrant as Specified in Its Charter)

North Carolina	000-27205	56-2132396
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

518 West C Street
Newton, North Carolina	28658
(Address of Principal Executive Offices)	(Zip Code)

(828) 464-5620
(Registrant's Telephone Number, Including Area Code)

Item 5. Other Events.

On May 11, 2004, Peoples Bancorp of North Carolina, Inc. (the “Company”) issued a press release announcing the results of the Company’s Annual Shareholders’ Meeting.

A copy of the press release making this announcement is attached as Exhibit 99.1.

Item 7. Financial Statements and Other Exhibits.

Exhibit 99.1 -- Press Release dated May 11, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          PEOPLES BANCORP OF NORTH CAROLINA, INC.

Date: May 14, 2004                                                                                                    By: /s/ A. Joseph Lampron
                                                                                                                                             A. Joseph Lampron
                                                                                                                                             Executive Vice President and Chief Financial Officer